                                                                     Rule 497(d)

                                                             File No. 333-117377

Supplement dated July 29, 2004 to the Prospectus dated July 16, 2004

                Claymore Securities Defined Portfolio, Series 185

                  Dow 10(SM) Portfolio (2-year), 3rd Quarter 2004


     Claymore Securities Defined Portfolios, Series 185, is a unit investment trust that consists of the Dow 10(SM) Portfolio (2-year), 3rd Quarter 2004 (the "TRUST").

     The Trust consists of an equally dollar weighted portfolio of stocks of the ten companies in the Dow Jones Industrial Average ("DJIA") that have the highest dividend yields two business days prior to the initial date of deposit, July 16, 2004 .

     The Trust is a non-managed investment vehicle which employs a buy and hold investment strategy. The sponsor believes that there may be benefits to having the discipline not to sell based on bad news. The Trust plans to hold, for approximately 24 months, the stocks selected. At the end of that period, the portfolio will be liquidated.

     The Trust has a dividend reinvestment plan. We do not charge any transactional sales fees when you reinvest distributions from your trust into additional units of the Trust. Since the deferred sales fee is a fixed dollar amount per unit, the Trust must be charged the deferred sales fee per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you with additional units with a dollar value sufficient to cover the amount of any remaining deferred sales fee that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time. This discount applies during the initial offering period and in the secondary market.

     Units of the Trust are distributed in the following way. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee you pay to these distribution firms when they sell units. The distribution fee paid for a given transaction is as follows:

                                                                          CONCESSION PER UNIT:
                PURCHASE AMOUNT/                                           (AS A % OF PUBLIC
                FORM OF PURCHASE                                            OFFERING PRICE)
                Less than $50,000                                                 3.10%
                $50,000 - $99,999                                                 2.85
                $100,000 - $249,999                                               2.60
                $250,000 - $499,999                                               2.35
                $500,000 - $999,999                                               1.60
                $1,000,000 or more                                                1.00
                Rollover Purchases                                                2.20
                Fee Account and Employee Purchases                                0.00

We apply these amounts as a percent of the unit price per transaction at the time of the transaction. We also apply the different distribution levels on a unit basis using a $10 unit equivalent. For example, if a firm executes a transaction between 10,000 and 24,999 units for the trusts, it earns 2.60% of the unit price.

     We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. It is your financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

     Claymore can be contacted for free information about this and other investments. Visit us on the Internet at http://www.claymoresecurities.com and by e-mail at invest@claymoresecurities.com. Call Claymore at (800) 345-7999 and Pricing Line at (888) 248-4954. Call The Bank of New York at (800) 701-8178 (investors) and at (800) 647-3383 (brokers).

                                        3